Exhibit 99.2

                       CITIZENS SOUTH BANKING CORPORATION

                               SEVERANCE AGREEMENT

     This SEVERANCE AGREEMENT (this "Agreement") is made and entered into as of May 17, 2010 (the "Effective Date") by and between Citizens South Banking Corporation, a Delaware corporation (the "Corporation"), Citizens South Bank (the "Bank"), a wholly owned subsidiary of the Corporation, The Bank of Hiawassee o Blairsville o Blue Ridge, A Division of Citizens South Bank and Anthony Newton Stancil (the "Executive").

     WHEREAS, the Bank a wholly owned subsidiary of the Corporation, wishes to provide for the employment of the Executive as of the Effective Date, and the Executive wishes to serve the Bank as of the Effective Date, on the terms and conditions set forth in this Agreement; and

     WHEREAS, in order to induce the Executive to accept employment with the Bank, the parties desire to establish minimum severance benefits which shall be due the Executive by the Corporation and the Bank in the event that the Executive's employment with the Bank is terminated in the event of a Change in Control (as defined below); and

     WHEREAS, the Corporation and Bank wish to ensure that the Executive is not distracted from discharging his duties if a change in control is proposed or occurs; and

     WHEREAS, none of the conditions or events included in the definition of the term "golden parachute payment" that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of the Corporation, is contemplated insofar as either of the Corporation or any of its subsidiaries is concerned.

     NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT

     (a) Termination of Executive Anytime After a Change in Control. If a Change in Control occurs during the term of this Agreement and if either of the following occurs, the Executive shall be entitled to severance benefits specified in Section 2 of this Agreement -

     (1) Termination by the Corporation or a Subsidiary (as defined herein): if the Executive's employment with the Corporation or its Subsidiary is involuntarily terminated at anytime after a Change in Control, except for a termination of employment under Section 3 of this Agreement, or

     (2) Voluntary Termination by the Executive: the Executive voluntarily terminates his employment for any reason with the Corporation or Subsidiary at anytime after a Change in Control.

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     If the  Executive  is removed from office or if his  employment  terminates after discussions with a third party regarding a Change in Control commence, and if those discussions ultimately conclude with a Change in Control, then for purposes of this Agreement the removal of the Executive or termination of employment shall be deemed to have occurred after the Change in Control. For
purposes  of  this  Agreement,   "Subsidiary"  means  an  entity  in  which  the
Corporation directly or indirectly beneficially owns 50% or more of the outstanding voting securities, including The Bank of Hiawassee o Blairsville o Blue Ridge, A Division of Citizens South Bank.

     (b) Definition of Change in Control. For purposes of this Agreement, "Change in Control" means any of the following events occur -

     (1) Merger: The Corporation merges into or consolidates with another corporation, or merges another corporation into the Corporation, and as a result less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were the holders of the Corporation's voting securities immediately before the merger or consolidation. For purposes of this Agreement, the term "person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity, or

     (2) Acquisition of Significant Share Ownership: A report on Schedule 13D, Schedule TO, or another form or schedule (other than Schedule 13G), is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Corporation's voting securities (but this clause (2) shall not apply to beneficial ownership of voting shares held by a Subsidiary in a fiduciary capacity), or

     (3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Corporation's board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority thereof; provided, however, that - for purposes of this clause (3) - each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period, or

     (4) Sale of Assets: The Corporation sells to a third party substantially all of the Corporation's assets. For purposes of this Agreement, sale of substantially all of the Corporation's assets includes sale of Citizens South Bank alone.

     (c) Definition of Separation from Service. For purposes of this Agreement, termination of the Executive's employment as used herein shall be construed to require a "Separation from Service" as defined in Code Section 409A and the Treasury Regulations promulgated thereunder, provided, however, that the Corporation and the Executive reasonably anticipate that the level of bona fide services the Executive would perform after termination would permanently decrease to a level that is less than 50% of the average level of bona fide

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services  performed  (whether as an employee or an independent  contractor) over the immediately preceding 36-month period.

2.  SEVERANCE BENEFITS

     (a) Severance Benefits. The severance benefits to which the Executive is entitled under Section 1 are as follows -

     (1) Lump Sum Payment: The Corporation shall make or cause to be made a lump sum payment to the Executive in an amount in cash equal to 1.0 times the Executive's annual compensation. For purposes of this Agreement, annual compensation means (a) the Executive's annual base salary on the date of the Change in Control or the Executive's termination of employment, whichever amount is greater, plus (b) any cash bonuses or cash incentive compensation earned for the calendar year immediately before the year in which the Change in Control occurred or immediately before the year in which termination of employment occurred, whichever amount is greater, regardless of when the bonus or incentive compensation is or was paid. The Corporation recognizes that the bonus and incentive compensation earned by the Executive for a particular year's service might be paid in the year after the calendar year in which the bonus or incentive compensation is earned. The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. The payment required under this Section 2(a)(1) is payable no later than 5 business days after the date the Executive's employment terminates, or in the event the Executive is a Specified Employee (within the meaning of Treasury Regulations ss.1.409A-1(i)), and to the extent necessary to avoid penalties under Code Section 409A, payment shall be made to the Executive on the first day of the seventh month following the date the Executive's employment terminates.

     (2) Retirement Benefit Plans: The Corporation shall cause the Executive to become fully vested in any qualified and non-qualified plans, programs or arrangements in which the Executive participated if the plan, program, or arrangement does not address the effect of a change in control. The Corporation also shall contribute or cause a Subsidiary to contribute to any account of the Executive under a 401(k) plan, retirement plan, or profit-sharing plan the matching and voluntary contributions, if any, that would have been made had the Executive's employment not terminated before the end of the plan year. In the event the Corporation is unable to fully vest the Executive in a qualified plan that does not address the effect of a change in control due to operation of law, the Executive will be paid in a single cash lump sum distribution the present value of the cash equivalent of the amount of benefits the Executive would have received if he were fully vested in such plan, with such payment made at the same time the cash severance is payable pursuant to Section 2(a)(1) of this Agreement.

     (3)  Other Benefit Plans: The Corporation  shall cause to be continued life

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          insurance and non-taxable  medical and dental  coverage  substantially identical to the coverage maintained by the Corporation for the Executive prior to his severance. Such coverage and payments shall cease after 12 months, or sooner if the Executive becomes employed elsewhere.

     (b) Mitigation Is Not Required. The Corporation hereby acknowledges that it will be difficult and could be impossible (1) for the Executive to find reasonably comparable employment after his employment terminates, and (2) to measure the amount of damages the Executive suffers as a result of termination. Additionally, the Corporation acknowledges that its general severance pay plans do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the Corporation further acknowledges that the payment of severance benefits by the Corporation under this Agreement is reasonable and will be liquidated damages, and the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

3.  TERMINATION FOR WHICH NO SEVERANCE BENEFITS ARE PAYABLE

     (a) No Severance for Termination for Cause. The Bank may terminate the Executive's employment at any time. Anything in this Agreement to the contrary notwithstanding, under no circumstance shall the Executive be entitled to severance benefits if his employment terminates for Cause.

     (1) "Cause" Means Commission of Any of the Following Acts: For purposes of this Agreement, "Cause" means the Executive shall have committed any of the following acts -

          (a) Fraud, Embezzlement, Theft or Other Crime: an act of fraud, embezzlement, or theft in connection with his duties or in the course of his employment with the Corporation or a Subsidiary, or commission of a felony or commission of a misdemeanor involving moral turpitude, or

          (b) Damage to Property: intentional wrongful damage to the business or property of the Corporation or Subsidiary(ies), which, in the Corporation's sole judgment, causes material harm to the Corporation or Subsidiary(ies), or

          (c) Negligence and Other Actions: gross negligence, insubordination, disloyalty, or dishonesty in the performance of his duties as an officer of the Corporation or Subsidiary(ies), or

          (d) Violation of Law or Policy: intentional violation of any law or significant policy of the Corporation or Subsidiary(ies) committed in connection with the Executive's employment, which, in the Corporation's sole judgment, has an adverse effect on the Corporation or Subsidiary(ies), or

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          (e)  Disclosure of Trade Secrets:  intentional  wrongful disclosure of secret processes or confidential information of the Corporation or a Subsidiary, which, in the Corporation's sole judgment, causes material harm to the Corporation or the Subsidiary, or

          (f) Competing with the Corporation: intentional wrongful engagement in any competitive activity. For purposes of this Agreement, competitive activity means the Executive's participation, without the written consent of a senior executive officer of the Corporation, in the management of any business enterprise if (1) the enterprise engages in substantial and direct competition with the Corporation, (2) the enterprise's revenues derived from any product or service competitive with any product or service of the Corporation or Subsidiary(ies) amounted to 10% or more of the enterprise's revenues for its most recently completed fiscal year, and (3) the Corporation's revenues from the product or service amounted to 10% of the Corporation's revenues for its most recently completed fiscal year. A competitive activity does not include mere ownership of securities in an enterprise and the exercise of rights appurtenant thereto, provided the Executive's share ownership does not give his practical or legal control of the enterprise. For this purpose, ownership of less than 5% of the enterprise's outstanding voting securities shall conclusively be presumed to be insufficient for practical or legal control, and ownership of more than 50% shall conclusively be presumed to constitute practical and legal control.

               If the Executive is now or hereafter becomes subject to an agreement not to compete with the Corporation or Subsidiary(ies), a breach by the Executive of that other non-competition agreement shall be grounds for denial of severance benefits for Cause under this clause (f) of Section 3(a)(1). However, if the Executive engages in a competitive activity under circumstances justifying denial of severance benefits for Cause under this clause (f), that shall not necessarily be grounds for concluding that the Executive has also breached the other non-competition agreement to which he is or may become subject. This clause (f) is not intended to and shall not be construed to supersede or amend any provision of an employment or non-competition agreement to which the Executive is or may become subject. This clause (f) does not grant to the Executive any right or privilege to engage in other activities or enterprises, whether in competition with the Corporation or otherwise, or

          (g) Termination for Cause under an Employment Agreement: any actions that have caused the Executive to be terminated for Cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and the Corporation or a Subsidiary.

     (2) Definition of "Intentional": For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An

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act or failure to act on the Executive's part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in the best interests of the Corporation or a Subsidiary.

     (b) The Executive's Right to Severance Is Subject to Regulatory Considerations. Payments made to the Executive under this Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. section 1828(k) and any regulations promulgated thereunder.

     (c) No Severance under this Agreement for the Executive's Death or Disability. Anything in this Agreement to the contrary notwithstanding, under no circumstance shall the Executive be entitled to severance benefits under this Agreement if -

          (1)  Death:  the  Executive  dies  while  actively   employed  by  the
               Corporation or a Subsidiary, or

          (2) Disability: the Executive becomes totally disabled while actively employed by the Corporation or a Subsidiary. For purposes of this Agreement, the term "totally disabled" means that, because of injury or sickness, the Executive is unable to perform his duties.

The benefits, if any, payable to the Executive or his beneficiary(ies) or estate relating to his death or disability shall be determined solely by such benefit plans or arrangements as the Corporation or Subsidiary may have with the Executive relating to death or disability, not by this Agreement.

4. TERM OF AGREEMENT

     The initial term of this Agreement shall be for a period of three years, commencing on the Effective Date. On the first anniversary of the Effective Date of this Agreement, and on each anniversary thereafter, this Agreement shall be extended automatically for one additional year unless the Corporation's board of directors gives notice to the Executive in writing at least 90 days before the anniversary that the term of this Agreement will not be extended. If the board of directors determines not to extend the term, it shall promptly notify the Executive. References herein to the term of this Agreement mean the initial term and extensions of the initial term. Unless terminated earlier, this Agreement shall terminate when the Executive reaches age 65. If the board of directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires. The board's decision not to extend the term of this Agreement shall not - by itself - give the Executive any rights under this Agreement to claim an adverse change in his position, compensation or circumstances or otherwise to claim entitlement to severance benefits under this Agreement.

5. THIS AGREEMENT IS NOT AN EMPLOYMENT CONTRACT

     The parties hereto acknowledge and agree that (a) this Agreement is not a management or employment agreement and (b) nothing in this Agreement shall give the Executive any rights or impose any obligations to continued employment by the Corporation or any Subsidiary or successor of the Corporation, nor shall it

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give the  Corporation  any rights or impose any  obligations  for the  continued
performance of duties by the Executive for the Corporation or any Subsidiary or successor of the Corporation.

6.  WITHHOLDING OF TAXES

     The Corporation may withhold from any benefits payable under this Agreement all Federal, state, local or other taxes as may be required by law, governmental regulation or ruling.

7.  SUCCESSORS AND ASSIGNS

     (a)  This  Agreement  Is  Binding  on the  Corporation's  Successors.  This
Agreement shall be binding upon the Corporation and any successor to the Corporation, including any persons acquiring directly or indirectly all or substantially all of the business or assets of the Corporation by purchase, merger, consolidation, reorganization, or otherwise. Any such successor shall thereafter be deemed to be "Citizens South Banking Corporation" for purposes of this Agreement. However, this Agreement and the Corporation's obligations under this Agreement are not otherwise assignable, transferable or delegable by the Corporation. By agreement in form and substance satisfactory to the Executive, the Corporation shall require any successor to all or substantially all of the business or assets of the Corporation expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Corporation would be required to perform if no such succession had occurred.

     (b) This Agreement Is Enforceable by the Executive and His Heirs. This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributes and legatees.

     (c) This Agreement Is Personal in Nature and Is Not Assignable. This Agreement is personal in nature. Without written consent of the other party, neither party shall assign, transfer, or delegate this Agreement or any rights or obligations under this Agreement except as expressly provided in this Section
7. Without limiting the generality or effect of the foregoing, the Executive's right to receive payments hereunder is not assignable or transferable, whether by pledge, creation of a security interest, or otherwise, except for a transfer by Executive's will or by the laws of descent and distribution. If the Executive attempts an assignment or transfer that is contrary to this Section 7, the Corporation shall have no liability to pay any amount to the assignee or transferee.

8.  NOTICES

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid (a) to the Corporation at 519 South New Hope Road, Gastonia, North Carolina 28054-4040, Attn: Corporate Secretary, (b) to the Executive at the address appearing on the Corporation's records, or (c) to such other address as the party may designate by like notice.

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9.  CAPTIONS AND COUNTERPARTS

     The headings and subheadings used in this Agreement are included solely for convenience and shall not affect the interpretation of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

10.  AMENDMENTS AND WAIVERS

     No provision of this Agreement may be modified or amended except in a writing signed by the Executive and by the Corporation. No waiver by either party of any breach by the other or waiver of compliance with any condition or provision of this Agreement shall be deemed a waiver of similar provisions or conditions at the same time or at any other time.

11. SEVERABILITY

     The provisions of this Agreement shall be deemed severable. The invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. Any provision held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it valid and enforceable.

12. GOVERNING LAW

     The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the substantive laws of the State of North Carolina, without giving effect to the principles of conflict of laws of such State.

13. ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the Corporation and the Executive concerning the subject matter hereof. No rights are granted to the Executive under this Agreement other than those specifically set forth herein. No agreements or representations, oral or otherwise, expressed or implied concerning the subject matter of this Agreement have been made by either party that are not set forth expressly in this Agreement.

14. REQUIRED TARP RESTRICTIONS

     The Executive acknowledges that the Corporation and its Subsidiaries are subject to compensation restrictions and corporate governance requirements under the provisions of the American Recovery and Reinvestment Act of 2009 applicable to financial institutions receiving assistance under the Troubled Asset Relief Program ("TARP"). The Executive acknowledges that during the period that the Company has an outstanding obligation to the United States Treasury arising from the financial assistance provided under TARP, no severance payment, including the payments described in this Agreement, may be made to the Executive upon the Executive's departure or a change in control. This prohibition also applies to the acceleration of vesting that may be due to the Executive's departure or a Change in Control. This prohibition does not apply to payments for services performed or benefits accrued prior to termination of employment, tax-qualified pension plan payments, payments due by reason of death or disability, as well as

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certain  other  exclusions  as may be  permitted  from time to time under  TARP.
Executive agrees to the restrictions under TARP as evidenced by his signature to the Required TARP Restrictions addendum, attached as Appendix A to this Agreement. If the Corporation ceases at any time to participate in the CPP, the TARP Restrictions and Appendix A shall be of no further force and effect.

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     IN WITNESS WHEREOF,  the parties have executed this Severance  Agreement as of the date first written above.


                                 CITIZENS SOUTH BANKING CORPORATION


                                 By:     /s/ Kim S. Price
                                         -----------------------------------
                                         Kim S. Price
                                         President and Chief Executive Officer


                                 CITIZENS SOUTH BANK


                                 By:     /s/ Kim S. Price
                                         -----------------------------------
                                         Kim S. Price
                                         President and Chief Executive Officer


                                THE BANK OF HIAWASSEE o BLAIRSVILLE o BLUE
                                RIDGE, A DIVISION OF CITIZENS SOUTH BANK



                                 By:     /s/ Kim S. Price
                                         -----------------------------------
                                         Kim S. Price
                                         President and Chief Executive Officer




                                EXECUTIVE

                                /s/ Anthony Newton Stancil
                                ------------------------------------------
                                Anthony Newton Stancil


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2

                                   APPENDIX A

                           REQUIRED TARP RESTRICTIONS

     Citizens South Banking Corporation (the "Company") entered into a Securities Purchase Agreement (the "Participation Agreement") with the United States Department of Treasury ("Treasury") that provided for the Company's participation in the Treasury's TARP Capital Purchase Program (the "CPP"). If the Company ceases at any time to participate in the CPP, this Appendix A shall be of no further force and effect.

     As a condition to the Company participating in the CPP, as amended, the Company is required to establish specified standards for incentive compensation to its senior executive officers and to make changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits that you will receive, you agree as follows:

     (1) No Golden Parachute Payments. The Company is prohibiting any golden parachute payment to you during any "CPP Covered Period." A "CPP Covered Period" is any period during which (A) you are a senior executive officer and (B) Treasury holds an equity or debt position acquired from the Company in the CPP.

     (2) Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to you during a CPP Covered Period is subject to recovery or "clawback" by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

     (3) Compensation Program Amendments. Each of the Company's compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) either currently or hereinafter in effect and including all amendments thereto (collectively, "Benefit Plans") with respect to you is hereby amended to the extent necessary to give effect to provisions (1) and
          (2).

     In addition, the Company is required to review its Benefit Plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Benefit Plan with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

     (4) Definitions and Interpretation. This letter shall be interpreted as follows: o "Senior executive officer" means the Company's "senior executive officers" as defined in subsection 111(b)(3) of EESA.

          o    "Golden  parachute  payment"  is used  with  same  meaning  as in
               Section 111(b)(2)(C) of EESA.

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          o    "EESA" means the Emergency Economic  Stabilization Act of 2008 as implemented by guidance or regulation issued by the Department of the Treasury and as published in the Federal Register on October 20, 2008.

          o The term "Company" includes any entities treated as a single employer with the Company under 31 C.F.R. ss. 30.1(b) (as in effect on the Closing Date).

          o    The  term  "CPP  Covered   Period"   shall  be  limited  by,  and
               interpreted in a manner consistent with, 31 C.F.R. ss. 30.11 (as in effect on the Closing Date).

          o Provisions (1) and (2) of this letter are intended to, and will be interpreted, administered and construed to, comply with
               Section 111 of EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).

     (5) Miscellaneous. To the extent not subject to federal law, this letter will be governed by and construed in accordance with the laws of North Carolina. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.


Intending to be legally bound, I agree with and accept the foregoing terms on the date set forth below.

/s/ Anthony Newton Stancil
---------------------------------------------
Anthony Newton Stancil
Date:  May 17, 2010



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